EXHIBIT 10.9

LANDMARK BANCORP, INC.
2001 STOCK INCENTIVE PLAN
NON-QUALIFIED STOCK OPTION AGREEMENT

1.                                       A STOCK OPTION to acquire [       (#)] shares (hereinafter referred to as “Shares”) of Common Stock of LANDMARK BANCORP, INC. (hereinafter referred to as the “Company”) is hereby granted to [EMPLOYEE NAME] [DIRECTOR NAME] (hereinafter referred to as the “Optionee”), subject in all respects to the terms and conditions of the LANDMARK BANCORP, INC. 2001 STOCK INCENTIVE PLAN (hereinafter referred to as the “Plan”) and such other terms and conditions as are set forth herein.  All defined terms herein shall have the meaning given them under the Plan.

2.                                       This Option is not intended to constitute an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.

3.                                       The option price as determined by the [Committee] [Board] is           Dollars and              Cents ($        ) per Share.  The aggregate option price may be paid in any one of a combination of the methods provided in Section 4(c)(ii) of the Plan.

4.                                       a.                                       This Option shall vest and may be exercised in accordance with the following schedule:

[Date]	#
[Date]	#
[Date]	#
[Date]	#

b.                                      In the event of the Termination of Service of the Optionee for Cause, this Option shall immediately become unexercisable and all options, vested and unvested, shall be immediately forfeited and terminated.

c.                                       In the event of a Change of Control, as defined in the Plan, this Option shall be fully vested and exercisable.

d.                                      In the event of the Optionee’s voluntary Termination of Service, the Optionee shall have the right to exercise, within the ninety (90) day period immediately following such Termination of Service, those options that are vested as of the date of Termination of Service.

e.                                       In the event the Optionee’s Termination of Service is due to termination by the Company or one of its affiliates without Cause, the Optionee shall have the right to exercise, within the ninety (90) day period immediately following such Termination of Service, those options that are vested as of the date of Termination of Service.

5.                                       The Company’s obligation to deliver Shares with respect to an award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intent of the individual to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act or any other federal or state securities legislation or regulation.  It may be provided that any representation requirement shall become unnecessary upon a registration of the Shares or other action eliminating the necessity of such representation under securities legislation.  The Company shall not be required to issue and deliver any Shares under the Plan prior to:  (a) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, and (b) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Board shall determine to be necessary or advisable.  The Plan is intended to comply with Rule 16b-3, to the extent it is applicable.  Any provision of the Plan which is inconsistent with said rule shall, to the extent of such inconsistency, be inoperative and shall not affect the validity of the remaining provisions of the Plan.

6.                                       The Shares issued pursuant to the exercise of this Option shall at all times be subject to the Company’s right of first refusal as set forth in Section 8 of the Plan.

7.                                       This Option may not be transferred in any manner, except as provided in Section 5(c)(vi) of the Plan.

8.                                       This Option may not be exercised more than ten (10) years after the date indicated below and may be exercised during such term only in accordance with the terms and conditions set forth in the Plan, including any limitations on post-employment or post-service exercise.

Dated: , 200 .

LANDMARK BANCORP, INC.

By:
[title]

ATTEST:

The Optionee acknowledges that he has received a copy of the Plan and is familiar with the terms and conditions set forth therein.  The Optionee agrees to accept as binding, conclusive, and final all decisions and interpretations of the Committee.  As a condition to the exercise of this Option, the Optionee authorizes the Company to withhold from any regular cash compensation payable by the Company any taxes required to be withheld under any federal, state or local law as a result of exercising this Option.

Dated: , 200 .

By:
[Employee/Director Name]

(TO BE EXECUTED IN DUPLICATE)

LANDMARK BANCORP, INC.
2001 STOCK INCENTIVE PLAN
INCENTIVE STOCK OPTION AGREEMENT

1.                                       A STOCK OPTION to acquire [       (#)] shares (hereinafter referred to as “Shares”) of Common Stock of LANDMARK BANCORP, INC. (hereinafter referred to as the “Company”) is hereby granted to [EMPLOYEE NAME] (hereinafter referred to as the “Optionee”), subject in all respects to the terms and conditions of the LANDMARK BANCORP, INC. 2001 STOCK INCENTIVE PLAN (hereinafter referred to as the “Plan”) and such other terms and conditions as are set forth herein.  All defined terms herein shall have the meaning given them under the Plan.

2.                                       This Option is intended to constitute an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.

3.                                       The option price as determined by the [Committee] [Board] is           Dollars and              Cents ($        ) per Share.  The aggregate option price may be paid in any one of a combination of the methods provided in Section 4(c)(ii) of the Plan.

4.                                       a.                                       This Option shall vest and may be exercised in accordance with the following schedule:

[Date]	#
[Date]	#
[Date]	#
[Date]	#

f.                                         In the event of the Termination of Service of the Optionee for Cause, this Option shall immediately become unexercisable and all options, vested and unvested, shall be immediately forfeited and terminated.

g.                                      In the event of a Change of Control, as defined in the Plan, this Option shall be fully vested and exercisable.

h.                                      In the event of the Optionee’s voluntary Termination of Service, the Optionee shall have the right to exercise, within the ninety (90) day period immediately following such Termination of Service, those options that are vested as of the date of Termination of Service.

i.                                          In the event the Optionee’s Termination of Service is due to termination by the Company or one of its affiliates without Cause, the Optionee shall have the right to exercise, within the ninety (90) day period immediately following such Termination of Service, those options that are vested as of the date of Termination of Service.

5.                                       The Company’s obligation to deliver Shares with respect to an award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intent of the individual to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act or any other federal or state securities legislation or regulation.  It may be provided that any representation requirement shall become unnecessary upon a registration of the Shares or other action eliminating the necessity of such representation under securities legislation.  The Company shall not be required to issue and deliver any Shares under the Plan prior to:  (a) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, and (b) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Board shall determine to be necessary or advisable.  The Plan is intended to comply with Rule 16b-3, to the extent it is applicable.  Any provision of the Plan which is inconsistent with said rule shall, to the extent of such inconsistency, be inoperative and shall not affect the validity of the remaining provisions of the Plan.

6.                                       The Shares issued pursuant to the exercise of this Option shall at all times be subject to the Company’s right of first refusal as set forth in Section 8 of the Plan.

7.                                       This Option may not be transferred in any manner, except as provided in Section 5(d)(iv) of the Plan.

8.                                       This Option may not be exercised more than ten (10) years after the date indicated below and may be exercised during such term only in accordance with the terms and conditions set forth in the Plan, including any limitations on post-employment or post-service exercise.

Dated: , 200 .

LANDMARK BANCORP, INC.

By:
[title]

ATTEST:

The Optionee acknowledges that he has received a copy of the Plan and is familiar with the terms and conditions set forth therein.  The Optionee agrees to accept as binding, conclusive, and final all decisions and interpretations of the Committee.  As a condition to the exercise of this Option, the Optionee authorizes the Company to withhold from any regular cash compensation payable by the Company any taxes required to be withheld under any federal, state or local law as a result of exercising this Option.

Dated: , 200 .

By:
[EmployeeName]

(TO BE EXECUTED IN DUPLICATE)